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                                EXHIBIT 10.5.8.2
 AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT BETWEEN INTERNATIONAL VERIFACT
                                     INC.,
      LBT INVESTMENTS, INC. AND L. BARRY THOMSON DATED AS OF JULY 30, 1997

                 AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT

    B E T W E E N :

       INTERNATIONAL VERIFACT INC.,

       a corporation continued under the laws of Canada,

       (hereinafter referred to as the "Corporation")

       - and -

       L.B.T. INVESTMENTS INC.,

       a corporation incorporated under the laws of the Province of Ontario,

       (hereinafter referred to as the "Manager")

       - and -

       BARRY THOMSON,

       of the Town of Oakville, in the Province of Ontario,

       (hereinafter referred to as "Thomson")

    WHEREAS the parties hereto entered into a management services agreement as of the 8th day of May, 1996 (the " Original Agreement");

    AND WHEREAS the Original Agreement was amended by agreement dated the 1st day of October, 1996 (the Original Agreement as amended being referred to herein as the "Amended Agreement");

    AND WHEREAS the Corporation and the Manager have agreed that for the Manager to be able to properly promote the interests of the Corporation it is essential that Thomson be a member of a golf club;

    NOW THEREFORE this agreement witnesses that in consideration of the respective covenants and agreements of the parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, it is hereby agreed by and between the parties that the Amended Agreement shall be amended as follows:

    1. Section 4 of the Amended Agreement shall be amended by the addition of the following:

    "4(f) The Corporation shall apply for, and maintain for the term of this Agreement, membership as a Corporate Member of The Lake Joseph Club (the "Club") with Thomson designated as the designated executive entitled to the privileges of Club membership. The Corporation shall pay on a timely basis all entrance and annual fees with respect to such membership. If this Agreement is terminated for any reason, other than the reasons set forth in Section 6, then the Corporation shall forthwith take all necessary steps, at its expense, including, without limitation, the payment of all transfer fees, to transfer the membership in the Club to the Manager or Thomson, as directed by the Manager."

    2. The Amended Agreement is hereby amended to the extent necessary to give effect to the provisions hereof and, as so amended, is hereby confirmed and shall continue in full force and effect.

    IN WITNESS WHEREOF the parties have executed this agreement as of the 30th day of July, 1997.
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                                          INTERNATIONAL VERIFACT INC.

                                                           /S/
                                          --------------------------------------
                                          Per:

                                          L.B.T. INVESTMENTS INC.

                                                           /S/
                                          --------------------------------------
                                          Per:

                                         )
                                         )
                                         )
                                         )
                                         )
                  /S/                    )                        /S/ L. Barry Thomson
--------------------------------------              -----------------------------------------------
Witness                                             BARRY THOMSON

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